UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2011

NEW LEAF BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-22024	77-0125664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Dewolf Road, Old Tappan, New Jersey 07675
(Address of principal executive offices)(Zip Code)

(201) 784-2400
(Registrants telephone number, including area code)

N/A
(Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth under Item 3.02 is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On January 21 , 2011,  the Company completed a unit offering of  an aggregate of $1,215,000 of its Series K 10% Convertible Preferred Stock (“Series K Preferred Stock”) and  three series (Series X, Y and Z) of common stock purchase warrants (“Warrants”) to 11 accredited investors. Each unit sold consisted of one share of $25,000 stated value (and liquidation preference) of Series K Preferred Stock and Warrants to purchase up to an  aggregate of 333,333 shares of common stock at $0.15 per share, subject to adjustment. A total of 48.6 units were sold. The Series X Warrants are 5 year warrants, exercisable immediately to purchase an aggregate of 4,049,999 shares of common stock. The Series Y Warrants are exercisable until 45 days after the effectiveness of a certain registration statement that the Company is obliged to file (see below) and are exercisable to purchase an aggregate of 4,049,999 shares of common stock.   The Series Z Warrants are five year warrants whose effectiveness is conditional upon the exercise of the holder’s Y warrants and are exercisable to purchase an aggregate of 8,100,001 shares of common stock. Pursuant to a Registration Rights Agreement described below, Investors also received the right to demand that the Company file one or more registration statements covering the securities into which the Series K Preferred Stock is convertible and as to which the Warrants are exercisable as further described below.  The offering was made under Rule 506 under the Securities Act of 1933, as amended, and was made exclusively to “accredited investors”. As a condition to consummation of the offering, certain individuals converted outstanding debt in the original principal amount of $2,050,000 into the Company’s Series K Preferred Stock. Additionally, all subscribers to the Company’s 12% Original Issue Discount Notes sold in September and October 2010, whose then current balances on such Notes aggregated $2,081,176, were automatically converted into 83.16 shares of the Company’s Series K Preferred Stock and were issued X,Y and Z warrants pari passu to the current unit investors (an aggregate of 6,930,571 Series X warrants, 6,930,571 Series Y warrants and 13,861,139 Series Z warrants).

In connection with the transaction, the Company entered into a Securities Purchase Agreement, dated January 20, 2011, with 11  investors (“SPA”).  In addition to providing for the purchase of the Series K Preferred Stock and warrants by such investors as above, the SPA also provided for the Company to amend  its earn-out arrangement with Eric Skae, its Chief Executive Officer, as set forth in a certain Amendment to Asset Purchase Agreement; placed certain restrictions on the Company in connection with additional equity offerings by it for a period of 12 months; caused each executive officer and director to enter into a “lock-up” agreement valid until 90 days after the effectiveness of one or more registration statements to be filed to be filed pursuant to the Registration Rights Agreement described below; and caused the conversion to equity of certain outstanding debt of the Company as set forth in the last two sentences of the preceding paragraph.

The Company also entered into a Registration Rights Agreement, dated January 20, 2011 with each unit subscriber pursuant to which the Company agreed, at its expense, to file and gain effectiveness for one or more registration statements covering the Company common stock issuable pursuant to exercise of the Warrants and conversion of the Series K Preferred Stock.  The Company further agreed to file such registration statement within 60 days of the closing of the offering and to obtain its effectiveness within 90 days of such closing (or 120 days if such registration statement is subject to full Securities and Exchange Commission  review), failing which monetary penalties are imposed. The registration statement(s) is (are) to be maintained effective until all securities registered for sale thereunder have been sold.

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The Company also filed a Certificate of Designation of its Certificate of Incorporation which created a class of 1,000 shares of Series K 10% Convertible Preferred Stock, par value $.001 per share. The Series K Preferred Stock ranks senior to the common stock, carries a 10% cumulative rate of interest, has a liquidation preference and is convertible into shares of the Company’s common stock at $.15 per share, subject to adjustment and anti-dilution protection. The Series K Stock is callable and redeemable by the Company under certain circumstances. The Series K Stock may be converted by the Company into shares of its common stock if the market price of the common stock is at least 300% of the conversion price for a period of 30 days and at least 200,000 shares have traded each day during such 30 day period. The Series K Preferred Stock has voting rights, voting with the Company’s common stock on an assumed-converted basis. The Certificate of Designation contains additional restrictions on the Company’s operations, including a restriction prohibiting the payment of any dividends on the Company’s common stock without the affirmative consent of the holders of the Stock.

The Warrants are represented by warrant certificates and are exercisable at $.15 per share. They are exercisable in whole or in part and the Series X and Z (but not Y) warrants  may be exercised on a cashless basis.

Hudson Securities, Inc., a subsidiary of Hudson Holding Corporation, acted as exclusive placement agent for the offering and received $72,434.75  in cash fees and  warrants to purchase common stock which have terms similar to the Series X warrants.

The discussion in this Current Report is only a summary and is qualified in its entirety by reference to the forms of Series X, Y and Z Warrant, the Certificate of Designation, the SPA, the Registration Rights Agreement and the Amendment to the Asset Purchase Agreement, which are attached to this Current Report as Exhibits 4.1, 4.2, 4.3, 4.4, 10.1, 10.2 and 10.3, respectively, and are incorporated by reference in this Item.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth under Item 3.02 is incorporated herein by reference.

ITEM 5.03 AMENDMENT TO CERTIFICATE OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The information set forth under Item 3.02 is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

On January 20, 2011, the Company issued a press release reporting the closing on the above transaction.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Description
4.1	Form of Series X Warrant issued by the Company
4.2	Form of Series Y Warrant issued by the Company
4.3	Form of Series Z Warrant issued by the Company
4.4	Certificate of Designation
10.1	Securities Purchase Agreement
10.2	Registration Rights Agreement
10.3	Amendment to Asset Purchase Agreement
99.1	Press release of the Company, dated January 20, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 26, 2011	/s/ Eric Skae
(Signature)
Print Name: Eric Skae
Title: President and Chief Executive Officer

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